UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Conditions

On November 7, 2022, WM Technology, Inc. (the "Company") announced its financial results for the third quarter ended September 30, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2022, Chris Beals, the Company’s Chief Executive Officer and director, tendered his resignation from his role as Chief Executive Officer and from the Board of Directors, effective November 7, 2022.

On November 7, 2022, Mr. Beals and the Company entered into a Separation Agreement (the “Separation Agreement”), providing for the terms of Mr. Beals’ separation from employment with the Company. Under the Separation Agreement, the Company has agreed to provide Mr. Beals with the following separation payments and benefits in lieu of any payments or benefits he may otherwise have been entitled to under the terms of his employment agreement: severance equal to twelve months of base salary; one year of paid COBRA premiums (which cease in the event of new coverage with a subsequent employer); an additional severance payment equal to his 2022 target bonus; and vesting acceleration of 292,969 restricted stock units. The Separation Agreement contains a release of claims, subject to customary exceptions.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which will be filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 7.01 Regulation FD Disclosure.

On November 7, 2022, the Company announced Mr. Beals’ departure as the Company’s Chief Executive Officer and director. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 7, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2022

WM TECHNOLOGY, INC.

	By:	/s/ Arden Lee
Arden Lee
Chief Financial Officer